Exhibit 10.1

September 29, 2008

Omega Protein Corporation

2101 City West Blvd.

Bldg. 3, Suite 500

Houston, TX 77042

Attention: Robert W. Stockton

Re:	First Amendment to Credit Agreement dated as of March 26, 2007 (the “Credit Agreement”), among Omega Protein Corporation, a Nevada corporation (the “Company”), Omega Protein, Inc., a Virginia corporation (“OPI” and, together with the Company, the “Borrowers” and each a “Borrower”), the Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to the Credit Agreement described above, the defined terms of which are incorporated herein by reference.

The parties hereto agree that the phrase “for which the Company has delivered financial statements pursuant to Section 7.01(a) or (b)” appearing in the definitions of “Consolidated Fixed Charge Coverage Ratio” and “Consolidated Leverage Ratio” is hereby deleted in both definitions.

The parties hereto agree that Section 8.11(e) of the Credit Agreement is amended to read as follows:

(e) Consolidated Capital Expenditures. Permit Consolidated Capital Expenditures to exceed (i) for the fiscal year 2008, $21,000,000 and (ii) for any fiscal year thereafter, $15,000,000.

This letter agreement shall become effective upon the execution hereof by the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent.

All references in the Credit Agreement and the other Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby.

Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

BORROWERS:	OMEGA PROTEIN CORPORATION,
a Nevada corporation

	By:	/s/ Robert W. Stockton
	Name:	Robert W. Stockton
	Title:	Executive Vice President - Chief Financial Officer

OMEGA PROTEIN, INC.,
a Virginia corporation

	By:	/s/ Robert W. Stockton
	Name:	Robert W. Stockton
	Title:	Executive Vice President - Chief Financial Officer

GUARANTORS:	PROTEIN FINANCE COMPANY,
a Delaware corporation

	By:	/s/ Robert W. Stockton
	Name:	Robert W. Stockton
	Title:	Executive Vice President - Chief Financial Officer

OMEGA INTERNATIONAL MARKETING COMPANY,
a Delaware corporation

	By:	/s/ Robert W. Stockton
	Name:	Robert W. Stockton
	Title:	Executive Vice President - Chief Financial Officer

OMEGA INTERNATIONAL DISTRIBUTION COMPANY,
a Delaware corporation

	By:	/s/ Robert W. Stockton
	Name:	Robert W. Stockton
	Title:	Executive Vice President - Chief Financial Officer

OMEGA SHIPYARD, INC.,
a Delaware corporation

	By:	/s/ Robert W. Stockton
	Name:	Robert W. Stockton
	Title:	Executive Vice President - Chief Financial Officer

PROTEIN INDUSTRIES, INC.,
a Delaware corporation

	By:	/s/ Robert W. Stockton
	Name:	Robert W. Stockton
	Title:	Executive Vice President - Chief Financial Officer

OMEGA PROTEIN CORPORATION

FIRST AMENDMENT

This letter agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Sincerely,

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Michael Brashler
Name:	Michael Brashler
Title:	Vice President

OMEGA PROTEIN CORPORATION

FIRST AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Geri Canda
	Name:	Geri Canda
	Title:	Vice President

REGIONS BANK,
as a Lender

By:
Name:
Title:

COMPASS BANK,
as a Lender

By:
Name:
Title:

FARM CREDIT BANK OF TEXAS,
as a Lender

By:
Name:
Title:

OMEGA PROTEIN CORPORATION

FIRST AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

REGIONS BANK,
as a Lender

	By:	/s/ Keith S Page
	Name:	Keith S Page
	Title:	Senior Vice President

COMPASS BANK,
as a Lender

By:
Name:
Title:

FARM CREDIT BANK OF TEXAS,
as a Lender

By:
Name:
Title:

OMEGA PROTEIN CORPORATION

FIRST AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

REGIONS BANK,
as a Lender

By:
Name:
Title:

COMPASS BANK,
as a Lender

	By:	/s/ Payton K. Swope
	Name:	Payton K. Swope
	Title:	Vice President

FARM CREDIT BANK OF TEXAS,
as a Lender

By:
Name:
Title:

OMEGA PROTEIN CORPORATION

FIRST AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

REGIONS BANK,
as a Lender

By:
Name:
Title:

COMPASS BANK,
as a Lender

By:
Name:
Title:

FARM CREDIT BANK OF TEXAS,
as a Lender

	By:	/s/ Chris M. Levine
	Name:	Chris M. Levine
	Title:	Vice President

OMEGA PROTEIN CORPORATION

FIRST AMENDMENT